Financial Income (Expenses), Net	12 Months Ended
Dec. 31, 2012
Financial Income (Expenses), Net [Abstract]
Financial Income (Expenses), Net
Note 11 - Financial Income (Expenses), Net

	Year ended December 31
	2010	2011	2012
	US$ thousands
Interest income	1,277	1,292	1,360
Interest expenses	(416)	(499)	(561)
Exchange rate differences, net	(130)	(231)	96
Bank charges	(114)	(123)	(143)

	617	439	752